As filed with the Securities and Exchange

Commission on April 12, 2001

PROXY STATEMENT PURSUANT
TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /x/ Filed by a party other than the Registrant /  /

Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Definitive Proxy Statement

/x/	Definitive Additional Materials

/ /	Soliciting Material Pursuant to Rule 14a-12
/ /	Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))

MERRILL LYNCH BALANCED CAPITAL FUND, INC.
MERRILL LYNCH READY ASSETS TRUST
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
MERRILL LYNCH U.S. TREASURY MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ /	Fee paid previously with preliminary materials:

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2

MERRILL LYNCH BALANCED CAPITAL FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock of Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2 and 3.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

MERRILL LYNCH BALANCED CAPITAL FUND, INC. 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MLINMB	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Directors

1.	01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03) Terry K. Glenn, 04) Stephen B. Swensrud, 05) J. Thomas Touchton, 06) and Fred G. Weiss.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
		[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

		For	Against	Abstain
2.	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors to serve for the current fiscal year.	[ ]	[ ]	[ ]

		For	Against	Abstain

3.	To consider and act upon a proposal to amend the Fund’s charter to permit the Board Members to reorganize the Fund to a master/feeder structure.	[ ]	[ ]	[ ]

To transact such other business as may properly come before the Meeting or any adjournment thereof

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MERRILL LYNCH READY ASSETS TRUST

P.O. Box 9011

Princeton, N.J. 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of Merrill Lynch Ready Assets Trust (the "Fund") held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

MERRILL LYNCH READY ASSETS TRUST 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484
If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MLYNG1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Trustees

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03) Terry K. Glenn, 04) Stephen B. Swensrud, 05) J. Thomas Touchton, 06) and Fred G. Weiss.	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

		For	Against	Abstain
2.	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors to serve for the current fiscal year.	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To consider and act upon a proposal to amend the Fund’s charter to permit the Board Members to reorganize the Fund to a master/feeder structure.	[ ]	[ ]	[ ]

		FOR ALL	AGAINST ALL	ABSTAIN ALL	FOR ALL EXCEPT AS MARKED
4.	To consider and act upon a proposal to change the Fund's investment restrictions listed below:	[ ]	[ ]	[ ]	[ ]

1. 2. 3. 4. 5. 6. 7. 8. 9. 10.	Real Estate Underwriting Securities Borrowing Commodities Lending Diversification Industry Concentration Senior Securities Short Sales Margin	11. 12. 13. 14. 15. 16. 17. 18. 19.	Puts and Calls
Securities Lending
Securities other than described in Prospectus under "Investment Objective and Policies"
Transfer of Assets as Security for Indebtedness
Repurchase Agreements
Exercising Management or Control
Securities of Other Investment Companies
Illiquid or Restricted Securities
Reverse Repurchase Agreements

To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate "Vote Against" or "Abstention."

To transact such other business as may properly come before
the Meeting or any adjournment thereof

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

P.O. Box 9011

Princeton, N.J. 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of Merrill Lynch U.S.A. Government Reserves held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose top vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484	Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MLYNC2	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Trustees

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03) Terry K. Glenn, 04) Stephen B. Swensrud, 05) J. Thomas Touchton, 06) and Fred G. Weiss.	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

		For	Against	Abstain
2.	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP independent auditors to serve on the current fiscal year.	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To consider and act upon a proposal to amend the Fund’s charter to permit the Board Members to reorganize the Fund to a master/feeder structure.	[ ]	[ ]	[ ]

		FOR ALL	AGAINST ALL	ABSTAIN ALL	FOR ALL EXCEPT AS MARKED
4.	To consider and act upon a proposal to change the investment restrictions listed below:	[ ]	[ ]	[ ]	[ ]

1. 2. 3. 4. 5. 6. 7. 8. 9.	Real Estate Underwriting Securities Borrowing Commodities Lending Diversification Industry Concentration Senior Securities Short Sales	10. 11. 12. 13. 14. 15.	Margin
Puts and Calls
Securities Lending
Securities other than those described in Prospectus under "Investment Objective and Policies''
Transfer of Assets as Security for Indebtedness
Repurchase Agreements

To Vote Against or Abstain from a Particular Proposal Change, Check this Box. Write the Investment Restriction Number(s) on the Line Above and Indicate a "Vote Against" or an "Abstention".

To transact such other business as may properly come before the Meeting or any adjournment thereof

Please sign exactly as name appears above. When shares hare held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MERRILL LYNCH U.S. TREASURY MONEY FUND

P.O. Box 9011

Princeton, N.J. 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of beneficial interest of Merrill Lynch U.S. Treasury Money Fund held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on May 14, 2001 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

MERRILL LYNCH U.S. TREASURY MONEY FUND 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FLORIDA 32246-6484
If you choose to vote differently on individual restrictions you must mail your proxy card. If you choose to vote the same on all restrictions pertaining to your Fund, telephone and internet voting are available.
Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the internet at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MLYNCS	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Trustees

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	01) M. Colyer Crum, 02) Laurie Simon Hodrick, 03) Terry K. Glenn, 04) Stephen B. Swensrud, 05) J. Thomas Touchton, 06) and Fred G. Weiss.	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals

		For	Against	Abstain
2.	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors to serve for the current fiscal year.	[ ]	[ ]	[ ]

		For	Against	Abstain
3.	To consider and act upon a proposal to amend the Fund’s charter to permit the Board Members to reorganize the Fund into a master/feeder structure.	[ ]	[ ]	[ ]

		FOR ALL	AGAINST ALL	ABSTAIN ALL	FOR ALL EXCEPT AS MARKED

4.	To consider and act upon a proposal to change investment restrictions listed below:	[ ]	[ ]	[ ]	[ ]

1. 2. 3. 4. 5. 6. 7. 8. 9.	Real Estate Underwriting Securities Borrowing Commodities Lending Diversification Industry Concentration Senior Securities Short Sales	10. 11. 12. 13. 14.	Margin Puts and Calls Securities Lending Securities other than those described in Prospectus under "Investment Objective and Policies" Transfer of Assets as Security for Indebtedness

To Vote Against or Abstain from a Particular Proposed Change, Check this Box, Write the Investment Restriction Number(s) on the Line Above and Indicate a "Vote Against" or an "Abstain".

To transact such other business as may properly come before the Meeting or any adjournment thereof

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date